                                                             EXHIBIT 24

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Joan T. Bok, of Boston, Commonwealth of Massachusetts,
Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 5th day of January, 1995.
                          ---

                                                  /s/ Joan T. Bok
                                       ----------------------------------------



COMMONWEALTH OF MASSACHUSETTS   )
                                )  SS
COUNTY OF WORCESTER             )

     On this 5th day of January, 1995, before me personally appeared
Joan T. Bok, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.


                                                /s/ Renee M. Kossuth
                                       ----------------------------------------
                                                   Notary Public


My Commission Expires:

April 24, 1998
- ----------------------

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert M. Heyssel, of Seaford, State of Delaware, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 10th day of January, 1995.
                          ----

                                                /s/ Robert M. Heyssel
                                       ----------------------------------------



STATE OF DELAWARE               )
                                )  SS
COUNTY OF SUSSEX                )

     On this 10th day of January, 1995, before me personally appeared
Robert M. Heyssel, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                  /s/ Susan C. McGee
                                       ----------------------------------------
                                                   Notary Public


My Commission Expires:                            SUSAN C. MCGEE
                                                   NOTARY PUBLIC
      9/6/96                          My Commission expires September 26, 1996
- ----------------------

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert B. Hoffman, of St. Louis County, State of Missouri, Principal Financial Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 5th day of January, 1995.
                          ---

                                                /s/ Robert B. Hoffman
                                       ----------------------------------------



STATE OF MISSOURI               )
                                )  SS
COUNTY OF ST. LOUIS             )

     On this 5th day of January, 1995, before me personally appeared
Robert B. Hoffman, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                 /s/ Mary Helen Moss
                                       ----------------------------------------
                                                   Notary Public


My Commission Expires:

August 10, 1997
- ----------------------

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Gwendolyn S. King, of Philadelphia, Commonwealth of Pennsylvania, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 6th day of January, 1995.
                          ---

                                                /s/ Gwendolyn S. King
                                       ----------------------------------------



COMMONWEALTH OF PENNSYLVANIA    )
                                )  SS
COUNTY OF PHILADELPHIA          )

     On this 6th day of January, 1995, before me personally appeared Gwendolyn S. King, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.


                                                /s/ Suzanne Schwartz
                                       ----------------------------------------
                                                   Notary Public


My Commission Expires:                              NOTARIAL SEAL
                                           SUZANNE SCHWARTZ, Notary Public
June 12, 1995                            City of Philadelphia, Phila. County
- ----------------------                   My Commission Expires June 12, 1995

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Philip Leder, of Chestnut Hill, Commonwealth of Massachusetts, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 12th day of January, 1995.
                          ----

                                                  /s/ Philip Leder
                                       ----------------------------------------



COMMONWEALTH OF MASSACHUSETTS   )
                                )  SS
COUNTY OF SUFFOLK               )

     On this 12th day of January, 1995, before me personally appeared
Philip Leder, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                /s/ Terri Broderick
                                       ----------------------------------------
                                                   Notary Public


My Commission Expires:

6/21/96
- ----------------------

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Howard M. Love, of Pittsburgh, Commonwealth of Pennsylvania, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 5th day of January, 1995.
                          ---

                                                  /s/ H. M. Love
                                       ----------------------------------------



COMMONWEALTH OF PENNSYLVANIA    )
                                )  SS
COUNTY OF ALLEGHENY             )

     On this 5th day of January, 1995, before me personally appeared
Howard M. Love, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                  /s/ Joan M. Zakor
                                       ----------------------------------------
                                                   Notary Public


My Commission Expires:                           Notarial Seal
                                         Joan M. Zakor, Notary Public
                                         Pittsburgh, Allegheny County
- ----------------------              My Commission Expires April 14, 1995

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Richard J. Mahoney, of St. Louis County, State of Missouri, Principal Executive Officer and Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 11th day of January, 1995.
                          ---

                                                  /s/ R. J. Mahoney
                                       ----------------------------------------



STATE OF MISSOURI               )
                                )  SS
COUNTY OF ST. LOUIS             )

     On this 11th day of January, 1995, before me personally appeared
Richard J. Mahoney, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                  /s/ Mary K. Brady
                                       ----------------------------------------
                                                   Notary Public


My Commission Expires:
        MARY K. BRADY
NOTARY PUBLIC STATE OF MISSOURI
     ST. LOUIS COUNTY
MY COMMISSION EXP. MAY 21, 1996

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Frank A. Metz, Jr., of Sloatsburg, State of New York,
Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 6th day of January, 1995.
                          ---

                                                /s/ Frank A. Metz, Jr.
                                       ----------------------------------------



STATE OF NEW YORK               )
                                )  SS
COUNTY OF ROCKLAND              )

     On this 6th day of January, 1995, before me personally appeared
Frank A. Metz, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                /s/ Mary Alice Conway
                                       ----------------------------------------
                                                   Notary Public


My Commission Expires:                         MARY ALICE CONWAY
                                       Notary Public, State of New York
1/25/95                                          No. 5007249
- ----------------------                    Qualified in Orange County
                                     Commission Expires January 25, 1995

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Buck Mickel, of Greenville, State of North Carolina,
Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 5th day of January, 1995.
                          ---

                                                  /s/ Buck Mickel
                                       ----------------------------------------



STATE OF SOUTH CAROLINA         )
                                )  SS
COUNTY OF GREENVILLE            )

     On this 5th day of January, 1995, before me personally appeared
Buck Mickel, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                /s/ Dorothy F. King
                                       ----------------------------------------
                                                   Notary Public


My Commission Expires:

My Commission Expires February 13, 2000
- ----------------------

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Jacobus F. M. Peters, of Wassenaar, Country of The Netherlands, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 10th day of January, 1995.
                          ----

                                                  /s/ J. F. M. Peters
                                       ----------------------------------------



COUNTRY OF THE NETHERLANDS      )
                                )  SS
CITY OF WASSENAAR               )

     On this ___ day of January, 1995, before me personally appeared ___________, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.



                                       ----------------------------------------
                                                   Notary Public


My Commission Expires:


- ----------------------

             Seen for legalisation of the above signature of Mr Drs Jacobus Franciscus Maria Peters, born on the eighth of September nineteen-hundred and thirty one in Amsterdam, residing at (2244 AK) Wassenaar, Dennenlaan 15, by me, Annemarie van Lonkhuijzen, civil law notary, residing in The Hague.
             The Hague, tenth of January nineteenhundred and ninety five.

                            A. van Lonkhuijzen

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Nicholas L. Reding, of St. Louis County, State of Missouri, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 18th day of January, 1995.
                          ----

                                                /s/ Nicholas L. Reding
                                       ----------------------------------------



STATE OF MISSOURI               )
                                )  SS
COUNTY OF ST. LOUIS             )

     On this 18th day of January, 1995, before me personally appeared
Nicholas L. Reding, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                               /s/ Theresa A. Valentine
                                       ----------------------------------------
                                                   Notary Public


My Commission Expires:

January 20, 1998
- ----------------------

      THERESA A. VALENTINE
 NOTARY PUBLIC, STATE OF MISSOURI
MY COMMISSION EXPIRES JAN. 20, 1998
       ST. LOUIS COUNTY

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, John S. Reed, of Princeton, State of New Jersey, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 17th day of January, 1995.
                          ----

                                                  /s/ John S. Reed
                                       ----------------------------------------



STATE OF NEW YORK               )
                                )  SS
COUNTY OF NEW YORK              )

     On this 17th day of January, 1995, before me personally appeared
John S. Reed, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                /s/ Mary F. Chiodi
                                       ----------------------------------------
                                                   Notary Public


My Commission Expires:

           MARY F. CHIODI
  Notary Public, State of New York
            No. 4506585
     Qualified in Nassau County
Commission Expires January 31, 1996

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, William D. Ruckelshaus of Houston, State of Texas, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 6th day of January, 1995.
                          ---

                                               /s/ William D. Ruckelshaus
                                       ----------------------------------------



STATE OF TEXAS                  )
                                )  SS
COUNTY OF HARRIS                )

     On this 6th day of January, 1995, before me personally appeared William D. Ruckelshaus, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                               /s/ Cynthia L. Reynolds
                                       ----------------------------------------
                                                   Notary Public

                                             NOTARY PUBLIC
My Commission Expires:                       STATE OF TEXAS
                                          CYNTHIA L. REYNOLDS
05-09-96                                 MY COMMISSION EXPIRES
- ----------------------                        May 9, 1996

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Bruce R. Sents, of St. Louis County, State of Missouri, Principal Accounting Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R.
BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 5th day of January, 1995.
                          ---

                                                  /s/ Bruce R. Sents
                                       ----------------------------------------



STATE OF MISSOURI               )
                                )  SS
COUNTY OF ST. LOUIS             )

     On this 5th day of January, 1995, before me personally appeared
Bruce R. Sents, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                /s/ Robert L. Kelley
                                       ----------------------------------------
                                                   Notary Public


My Commission Expires:                             ROBERT L. KELLEY
                                           NOTARY PUBLIC, STATE OF MISSOURI
10/5/96                                           ST. LOUIS COUNTY
- ----------------------                     MY COMMISSION EXP. OCT. 5, 1996

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, Robert B. Shapiro, of St. Louis County, State of Missouri, Principal Executive Officer and Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 2nd day of June, 1995.
                          ---

                                                  /s/ Robert B. Shapiro
                                       ----------------------------------------



STATE OF MISSOURI               )
                                )  SS
COUNTY OF ST. LOUIS             )

     On this 2nd day of June, 1995, before me personally appeared
Robert B. Shapiro, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                   Mary K. Brady
                                       ----------------------------------------
                                                   Notary Public


My Commission Expires:


- ----------------------
         MARY K. BRADY
NOTARY PUBLIC, STATE OF MISSOURI
        ST. LOUIS COUNTY
MY COMMISSION EXP. MAY 21, 1996

                                  POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That I, John B. Slaughter, of Pasadena, State of California, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the county of St. Louis, Missouri, do by these presents make, constitute and appoint RICHARD W. DUESENBERG, KARL R. BARNICKOL and J. RUSSELL BLEY, JR., all of St. Louis County, Missouri, or any of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign the Registration Statement on Form S-3 and any Amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, covering the registration of debt securities to be issued by the Company from time to time after the Registration Statement becomes effective, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have or could do if personally present and executing any of said documents.

     Witness my hand this 10th day of January, 1995.
                          ----

                                                 /s/ John B. Slaughter
                                       ----------------------------------------



STATE OF CALIFORNIA             )
                                )  SS
COUNTY OF LOS ANGELES           )

     On this 10th day of January, 1995, before me personally appeared
John B. Slaughter, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                /s/ Kay Lynn Fujiwara
                                       ----------------------------------------
                                                   Notary Public


My Commission Expires:


- ----------------------
     KAY LYNN FUJIWARA
       COMM. #995481
 Notary Public - California
    LOS ANGELES COUNTY
My Comm. Expires JUN 11, 1997